RESIGNATION

         I, Nils A. Ollquist, being the undersigned, hereby resign my position as a Director of Brighton Technologies Corporation, effective immediately.

Dated: 3 November, 2000

                                                          /s/ Nils A. Ollquist
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                                                          Nils A. Ollquist